UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2004

MS Structured Asset Corp. (Issuer in Respect of Saturns Trust No. 2003-1 CBT)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16443 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Saturns Trust No. 2003-1 CBT, which was made on November 26, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to the Trust Agreement for the distribution on November 26, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MS STRUCTURED ASSET CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 1, 2004
Structured Asset Trust Unit Repackagings (SATURNS)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Mark Wu 714.259.6220
Mark.W.Wu@ABNAMRO.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Other Related Information
Rating Information
Realized Loss Detail

Page 5-6

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAT31CBT
SAT31CBT_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Sep-03
27-Oct-03
25-Jul-13
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley & Co. Incorporated
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
3.744000%
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Structured Asset Trust Unit Repackagings (SATURNS)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
16
Grantor Trust
Statement Date:
ABN AMRO Acct: 720560.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.350000000
5.220000000%
0.00
0.00
0.000000000
5.22000000%
0.000000000
12496DAA5
Units
25,000,000.00
25,000,000.00
0.00
0.00
25,000,000.00
108,750.00
Total P&I Payment
0.00
0.00
25,000,000.00
25,000,000.00
108,750.00
Total
25,000,000.00
0.00
0.00
108,750.00
17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
108,750.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
108,750.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
1,312.50
Total
1,312.50
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
110,062.50
)
(1,312.50
0.00
0.00
0.00
)
(1,312.50
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
110,062.50
108,750.00
25,000,000.00
25
0.00
0.00
0
0.00
0.00
0
0.00
0
25,000,000.00
25
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
108,750.00
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
Units
30
108,750.00
108,750.00
108,750.00
0.00
NA
NA
30/360
5.220000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
108,750.00
108,750.00
108,750.00
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Other Related Information
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Underlying Issuer and Underlying Security
Interest Rate Principal Amount Underlying
Interest Payment Dates Payment to the Trust
Wal-Mart Stores, Inc. 4.55% Notes due 2013
%
4.550
1,000,000.00
22,750.00
Nov 1 2004 / May 1 2005
Bank of America Corporation 4.875% Senior Notes due 2013
%
4.875
1,000,000.00
0.00
Jan 15 2005 / Jul 15 2005
Bank One Corporation 5.25% Subordinated Notes due 2013
%
5.250
1,000,000.00
0.00
Jan 30 2005 / Jul 30 2005
BB&T Corporation 4.75% Subordinated Notes due 2012
%
4.750
1,000,000.00
0.00
Apr 1 2005 / Oct 1 2005
Boeing Capital Corporation 5.80% Senior Notes due 2013
%
5.800
1,000,000.00
0.00
Jan 15 2005 / Jul 15 2005
Campbell Soup Company 5.00% Notes dues 2012
%
5.000
1,000,000.00
0.00
Dec 3 2004 / Jun 3 2005
Citigroup Inc. 5.625% Subordinated Notes dues 2012
%
5.625
1,000,000.00
0.00
Feb 27 2005 / Aug 27 2005
ConocoPhillips 4.75% Notes due 2012
%
4.750
1,000,000.00
0.00
Apr 15 2005 / Oct 15 2005
Consolidated Edison Company of New York, Inc. 5.625% Debentures, Series
2002 A due 2012
%
5.625
1,000,000.00
0.00
Jan 1 2005 / Jul 1 2005
Credit Suisse First Boston (USA), Inc. 6.50% Notes due January 15, 2012
%
6.500
1,000,000.00
0.00
Jan 15 2005 / Jul 15 2005
Dominion Resources, Inc. 2002 Series C 5.70% Senior Notes due 2012
%
5.700
1,000,000.00
0.00
Mar 17 2005 / Sep 17 2005
The Dow Chemical Company 6% Notes due 2012
%
6.000
1,000,000.00
0.00
Apr 1 2005 / Oct 1 2005
Duke Energy Corporation 5.625% Senior Notes due 2012
%
5.625
1,000,000.00
0.00
Nov 30 2004 / May 30 2005
Ford Motor Credit Company 7.250% GlobLs due October 25, 2011
%
7.250
1,000,000.00
36,250.00
Apr 25 2005 / Oct 25 2005
General Electric Company 5% Notes due 2013
%
5.000
1,000,000.00
0.00
Feb 1 2005 / Aug 1 2005
General Motors Acceptance Corporation 6.875% Notes due August 28, 2012
%
6.875
1,000,000.00
0.00
Feb 28 2005 / Aug 28 2005
The Goldman Sachs Group, Inc. 4.750% Notes due 2013
%
4.750
1,000,000.00
0.00
Jan 15 2005 / Jul 15 2005
John Deere Capital Corporation 5.10% Global Debentures due January 15,
2013
%
5.100
1,000,000.00
0.00
Jan 15 2005 / Jul 15 2005
Johnson & Johnson 3.80% Debentures due May 15, 2013
%
3.800
1,000,000.00
19,000.00
Nov 15 2004 / May 15 2005
Limited Brands, Inc. 6.125% Notes due December 1, 2012
%
6.125
1,000,000.00
0.00
Dec 1 2004 / Jun 1 2005
Marsh and McLennan Companies, Inc. 4.850% Senior Notes due 2013
%
4.850
1,000,000.00
0.00
Feb 15 2005 / Aug 15 2005
Merck & Co., Inc. 4.375% Notes due 2013
%
4.375
1,000,000.00
0.00
Feb 15 2005 / Aug 15 2005

17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Other Related Information
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Underlying Issuer and Underlying Security
Interest Rate Principal Amount Underlying
Interest Payment Dates Payment to the Trust
SBC Communications Inc. 5.875% Global Notes due August 15, 2012
%
5.875
1,000,000.00
0.00
Feb 15 2005 / Aug 15 2005
Union Oil Company of California 5.05% Senior Notes due 2012
%
5.050
1,000,000.00
0.00
Apr 1 2005 / Oct 1 2005
Verizon Virginia Inc. 4.625% Debentures, Series A, due 2013
%
4.625
1,000,000.00
0.00
Mar 15 2005 / Sep 15 2005

17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Other Related Information
Statement Date:
Swap Receipents
Swap Amount Received
Next Swap Rate
Swap Information
CBT Series 2003-1 Units Trust
110,062.50
%
5.283

17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC. Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
Units
12496DAA5
NR
A3
A-

17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
24-Nov-04
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
ABN AMRO Acct: 720560.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
17-Nov-2004 - 16:26 (N834) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..